UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021 (January 19, 2021)

ISUN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495

(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378

(Registrant’s telephone number, including area code)

THE PECK COMPANY HOLDINGS, INC.

4050 Williston Road, Suite 511, South Burlington, Vermont 05403

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Reorganization

On January 19, 2021, the Registrant (“we,” “our” or the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among the Company, Peck Mercury, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Sub”), iSun Energy LLC, a Delaware limited liability company (“iSun Energy, LLC”), the sole member of which was Sassoon M. Peress (“Peress”), and Peress, pursuant to which the Merger Sub merged with and into iSun Energy LLC (the “Merger”) with iSun Energy LLC as the surviving company in the Merger and iSun Energy LLC becoming a wholly-owned subsidiary of the Company. In connection with Merger, Peress will receive 400,000 shares of the Company’s Common Stock over five years, 200,000 shares of which were issued at the closing, warrants to purchase up 200,000 shares of the Company’s Common Stock, and up to 240,000 shares of the Company’s Common Stock based on certain performance milestones. The shares of the Company’s Common Stock to be issued in connection with the Merger will be listed on the NASDAQ Capital Market. The Merger is intended to qualify as a reorganization for U.S. federal income tax purposes.

Pursuant to the terms of the Merger Agreement, the Company entered into a Stockholder Lockup Agreement with Peress, which restricts the ability of Peress to dispose of 160,000 shares of Common Stock for a period of 365 days after the Merger and 200,000 shares of Common Stock for a period of 365 days after the issuance of such shares of Common Stock without the prior written consent of the Company (subject to certain exceptions set forth in the Lockup Agreement). The foregoing description of the Lockup Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Lockup Agreement, which is attached hereto as Exhibit 10.1.

The Merger Agreement was unanimously approved by the Board of Directors of the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Officer Agreement

On January 19, 2021, in connection with the Merger, the Company entered into an Officer Agreement with Peress (the “Officer Agreement”).

The Officer Agreement provides that Peress will serve the Company in the position of Chief Innovation and Experience Officer, which position does not constitute employment by the Company. The Officer Agreement also provides that, if the Company’s Board of Directors is expanded to seven or more members and the Consulting Agreement (described below) is then in effect, the Company will nominate Peress for election to the Board of Directors.

The foregoing description of the Officer Agreement is not meant to be complete and is qualified in its entirety by reference to the Officer Agreement, which is included as Exhibit 10.2 to this report and incorporated herein by reference.

Consulting Agreement

In connection with the Merger, on January 19, 2021, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Renewz Sustainable Solutions, Inc., a Canadian corporation (“Renewz”), of which Peress is the sole stockholder, pursuant to which Renewz will provide certain services to the Company. In consideration of these services, the Company will pay Renewz an annual consulting fee in the amount of $175,000, plus additional compensation set out forth n Schedule 2 to the Consulting Agreement. The foregoing description of the Consulting Agreement is qualified in its entirety by the Consulting Agreement which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Irrevocable Proxy

On January 19, 2021,Peress delivered to the Company an Irrevocable Proxy designating the Company’s President, Jeffrey Peck, as Peress’s proxy for purposes of voting all of the Company’s shares owned by Peress. Peress granted this irrevocable proxy in connection with the Merger. The foregoing description of the Irrevocable Proxy is qualified in its entirety by the Irrevocable Proxy, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 19, 2021, the Company changed its corporate name from The Peck Company Holdings, Inc. to iSun, Inc. (the “Name Change”). The Name Change was effected through a parent/subsidiary short-form merger of iSun, Inc., our wholly-owned Delaware subsidiary formed solely for the purpose of the name change, with and into us. We were the surviving entity. To effectuate the short-form merger, we filed a Certificate of Merger with the Secretary of State of the State of Delaware on January 19, 2021. The merger became effective on January 19, 2021 with the State of Delaware and, for purposes of the quotation of our Common Stock on the Nasdaq Capital Market (“Nasdaq”), effective at the open of the market on January 20, 2021. Our Board of Directors approved the short-form merger. In accordance with Section 253 of the Delaware General Corporation Law, stockholder approval of the short-form merger was not required.

On the effective date of the short-form merger, our name was changed to “iSun, Inc.” and our Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), was further amended to reflect our new legal name. With the exception of the name change, there were no other changes to our Charter. A copy of the Certificate of Merger we filed with the Secretary of State of the State of Delaware is being filed herewith as Exhibit 3.1.

The merger and resulting name change do not affect the rights of our security holders. Our Common Stock will continue to be quoted on Nasdaq; however, effective January 20, 2021, our Common Stock is quoted under the new symbol “ISUN” and the new CUSIP number for the Common Stock is 4652461066. Our Warrants will continue to be to be quoted OTC, however, effective January 20, 2021 our Warrants are quoted under the new symbol “ISUNW” and the new CUSIP number for the Warrants is 4652461140. Following the name change, the stock certificates or warrant certificates, as the case may be, which reflect our prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates or warrant certificates, as the case may be, are tendered for exchange or transfer to our transfer agent.

Item 8.01 Other Events.

On January 19, 2021, the Company issued a press release announcing the Name Change and that the Company and iSun Energy LLC had entered into the Merger Agreement and certain other matters. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Number	Description

2.1	Merger Agreement by and among The Peck Company Holdings, Inc., Peck Mercury, Inc., iSun Energy LLC and Sassoon M. Peress, dated January 19, 2021

3.1	Certificate of Merger filed with the Delaware Secretary of State dated January 19, 2021

10.1	Stockholder Lockup Agreement between The Peck Company Holdings, Inc. and Sassoon M. Peress, dated January 19, 2021

10.2	Officer Agreement between The Peck Company Holdings, Inc. and Sassoon M. Peress, dated January 19, 2021

10.3	Consulting Agreement between The Peck Company Holdings, Inc. and Renewz Sustainble Solutions, dated January 19, 2021

10.4	Irrevocable Proxy between The Peck Company Holdings, Inc. and Sassoon M. Peress, dated January 19, 2021

99.1	Press Release dated January 19, 2021

Additional Information about the Transaction and Forward-Looking Statements

This document contains forward-looking statements concerning the Merger, future financial and operating results, benefits and synergies of the Merger, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Merger to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which the Company operates. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and this 8-K. These forward-looking statements speak only as of the date of this communication and the Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer